Exhibit 99.1

SolarWinds Announces Third Quarter 2019 Results
AUSTIN, Texas - October 30, 2019- SolarWinds Corporation (NYSE: SWI), a leading provider of powerful and affordable IT management software, today reported results for its third quarter ended September 30, 2019.
On a GAAP basis, reflecting our adoption of the new standard ASC 606 effective January 1, 2019:

•	Total revenue for the third quarter of $240.5 million, representing 12.8% growth on a reported basis.

•	Total recurring revenue for the third quarter of $196.9 million, representing 16.1% growth on a reported basis. Total recurring revenue includes:

◦	Maintenance revenue for the third quarter of $113.8 million, representing 11.7% growth on a reported basis.

◦	Subscription revenue for the third quarter of $83.1 million, representing 22.8% growth on a reported basis.

•	Net income for the third quarter of $4.4 million.
On a non-GAAP basis:

•	Non-GAAP total revenue for the third quarter of $242.7 million, representing 13.4% year-over-year growth on a reported basis and 14.6% year-over-year growth on a constant currency basis.

•
Non-GAAP total recurring revenue for the third quarter of $199.1 million, representing 16.9% year-over-year growth on a reported basis and 18.3% year-over-year growth on a constant currency basis. Non-GAAP total recurring revenue includes:

◦	Non-GAAP maintenance revenue for the third quarter of $113.8 million, representing 11.1% growth on a reported basis.

◦	Non-GAAP subscription revenue for the third quarter of $85.3 million, representing 25.7% growth on a reported basis.

•	Adjusted EBITDA for the third quarter of $115.0 million, representing a margin of 47.4% of non-GAAP total revenue.
For a reconciliation of our GAAP to non-GAAP results including adjustments for the impact of ASC 606, please see the tables below.

“We had a solid third quarter that included non-GAAP total revenue of $242.7 million, representing constant currency growth of 15% and Adjusted EBITDA of $115.0 million, representing a margin of 47%,” said Kevin Thompson, SolarWinds’ President & Chief Executive Officer. “We are pleased with how our business has performed through the first nine months of the year. Non-GAAP total revenue has grown 14% on a constant currency basis reflecting the solid position we have created in the market as the hybrid IT management provider of choice for IT Operations team and managed service providers. While our reputation is firmly rooted in our 20 years of network management expertise, our commitment to solving today’s IT management problems the way technology pros want them solved has helped us to develop a unique approach to hybrid IT environments and the IT Operations Management spectrum that directly addresses our customers’ needs and allows us to expand and continue to capture market share.”

“In addition to solid year-to-date non-GAAP total revenue growth, non-GAAP recurring revenue has grown 16% on a constant currency basis and non-GAAP recurring revenue accounted for 82% of total non-GAAP revenue for the first nine months of the year. Included within recurring revenue, our non-GAAP subscription revenue has grown 24% year-to-date on a constant currency basis primarily driven by our MSP business along with the contribution from SolarWinds Service Desk, which was acquired from Samanage in the second quarter. Despite the scale and pace of growth of our subscription revenue stream, we continued to maintain Adjusted EBITDA margins that are among the highest within the public software industry, reflecting the efficiencies of our business model and the discipline with which we operate,” added Bart Kalsu, SolarWinds' Executive Vice President and Chief Financial Officer.

Additional highlights for the third quarter of 2019 include:

•
SolarWinds expands IT Service Management offering with the launch of SolarWinds Discovery. SolarWinds Discovery is a SaaS-based solution providing organizations with an accurate, powerful, and cost-effective way to discover, map, and manage their software and hardware assets, and improve their service delivery. SolarWinds Discovery fully integrates with SolarWinds Service Desk to provide insights allowing IT professionals to proactively address potential risks to IT services and stay more compliant with software licensing contracts.

•
TrustRadius, a trusted customer review platform for B2B technology has named four SolarWinds solutions as 2019 Top Rated Products based on reviews from customers and users. These solutions include SolarWinds Server & Application Monitor (SAM), Database Performance Analyzer (DPA), Visualization Manager (VMAN), and Network Performance Monitor (NPM).

Balance Sheet
At September 30, 2019, total cash and cash equivalents were $221.1 million and total debt was $1.9 billion.
The financial results included in this press release are preliminary and pending final review by the company and its external auditors. Financial results will not be final until SolarWinds files its quarterly report on Form 10-Q for the period. Information about SolarWinds' use of non-GAAP financial measures is provided below under “Non-GAAP Financial Measures.”
Financial Outlook
As of October 30, 2019, SolarWinds is providing its financial outlook for the fourth quarter of 2019 and full year 2019. The financial information below represents forward-looking non-GAAP financial information, including an estimate of non-GAAP revenue and revenue growth on a constant currency basis, adjusted EBITDA and non-GAAP diluted earnings per share, for the fourth quarter of 2019 and for the full year 2019. These non-GAAP financial measures exclude, among other items mentioned below, stock-based compensation expense and related employer-paid payroll taxes, amortization and costs related to non-recurring items. We have not reconciled our estimates of these non-GAAP financial measures to their most directly comparable GAAP measure as a result of uncertainty regarding, and the potential variability of, these excluded items in future periods. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods. Our reported results provide reconciliations of non-GAAP financial measures to their nearest GAAP equivalents.
Financial Outlook for Fourth Quarter of 2019
SolarWinds’ management currently expects to achieve the following results for the fourth quarter of 2019 under ASC 606:

•
Non-GAAP total revenue in the range of $249.0 to $254.5 million, representing growth over the fourth quarter of 2018 non-GAAP total revenue of 12.4% to 14.8%, or 13.3% to 16.0% on a constant currency basis assuming the same average foreign currency exchange rates as those in the fourth quarter of 2018.

•	Adjusted EBITDA in the range of $120.0 to $122.0 million, representing approximately 48.0% of non-GAAP total revenue.

•	Non-GAAP diluted earnings per share of $0.22 to $0.23.

•	Weighted average outstanding diluted shares of approximately 312.2 million.
Financial Outlook for Full Year 2019
SolarWinds’ management currently expects to achieve the following results for the full year 2019 under ASC 606:

•
Non-GAAP total revenue in the range of $938.1 to $943.6 million, representing growth over 2018 non-GAAP revenue of 12.1% to 12.8%, or 13.7% to 14.3% on a constant currency basis assuming the same average foreign currency exchange rates as those in 2018.

•	Adjusted EBITDA in the range of $450.7 to $452.7 million, representing approximately 48.0% of non-GAAP total revenue.

•	Non-GAAP diluted earnings per share of $0.82 to $0.83.

•	Weighted average outstanding diluted shares of approximately 311.5 million.

Additional details on our outlook will be provided on the conference call.

Upcoming Analyst Day
SolarWinds will host Analyst Day on December 11, 2019 in New York, NY to discuss its business and strategic objectives.
An audio webcast will be available on the SolarWinds Investor Relations website at the time of the presentation and for a limited time thereafter at http://investors.solarwinds.com.
Conference Call and Webcast
In conjunction with this announcement, SolarWinds will host a conference call today to discuss its financial results and its business at 4:00 p.m. CT (5:00 p.m. ET/2:00 p.m. PT). A live webcast of the call will be available on the SolarWinds Investor Relations website at http://investors.solarwinds.com. A live dial-in will be available domestically at (877) 823-8676 and internationally at +1 (647) 689-4178. To access the live call, please dial in 5-10 minutes before the scheduled start time. A replay of the webcast will be available on a temporary basis shortly after the event on the SolarWinds Investor Relations website.

Forward-Looking Statements

This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the fourth quarter and full year 2019 and our market share. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the inability to generate significant volumes of high quality sales leads from our digital marketing initiatives and convert such leads into new business at acceptable conversion rates; (b) the inability to sell products to new customers or to sell additional products or upgrades to our existing customers; (c) any decline in our renewal or net retention rates; (d) our inability to successfully identify, complete, and integrate acquisitions and manage our growth effectively, including our integration of the Samanage acquisition; (e) risks associated with our international operations; (f) our status as a controlled company; (g) the possibility that general economic conditions or uncertainty cause information technology spending to be reduced or purchasing decisions to be delayed; (h) the timing and success of new product introductions and product upgrades by SolarWinds or its competitors; (i) the possibility that our operating income could fluctuate and may decline as percentage of revenue as we make further expenditures to expand our operations in order to support additional growth in our business; (j) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity; and (k) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in our Annual Report on Form 10-K for the period ended December 31, 2018 filed on February 25, 2019 and the Form 10-Q that SolarWinds anticipates filing on or before November 14, 2019. All information provided in this release is as of the date hereof and SolarWinds undertakes no duty to update this information except as required by law.

Adoption of the New Revenue Recognition Standard
Effective January 1, 2019, we adopted FASB Accounting Standards Codification (“ASC”) No. 2014-09 “Revenue from Contracts with Customers,” or ASC 606, using the modified retrospective method. Results for reporting periods beginning after January 1, 2019 are presented in compliance with the new revenue recognition standard ASC 606. Historical financial results for reporting periods prior to 2019 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard, ASC 605 “Revenue Recognition,”or ASC 605. In the interest of comparability during the transition year to ASC 606, we present our financial results for the third quarter in accordance with both ASC 606 and ASC 605. Unless stated otherwise, year-over-year growth rates are calculated using financial results under ASC 606 for the current period and financial results under ASC 605 for the corresponding period in the prior year.
Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with GAAP, we use certain non-GAAP financial measures to clarify and enhance our understanding, and aid in the period-to-period comparison, of our performance. We believe that these non-GAAP financial measures provide supplemental information that is meaningful when assessing our operating performance because they exclude the impact of certain amounts that our management and board of directors do not consider part of core operating results when assessing our operational performance, allocating resources, preparing annual budgets and determining compensation.

Accordingly, these non-GAAP financial measures may provide insight to investors into the motivation and decision-making of management in operating the business.
SolarWinds also believes that these non-GAAP financial measures are used by investors and security analysts to (a) compare and evaluate its performance from period to period and (b) compare its performance to those of its competitors. These non-GAAP measures exclude certain items that can vary substantially from company to company depending upon their financing and accounting methods, the book value of their assets, their capital structures and the method by which their assets were acquired.
There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating and net income (loss).
As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, the most comparable GAAP measures. SolarWinds' management and board of directors compensate for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measure. Set forth in the tables below are the corresponding GAAP financial measures for each non-GAAP financial measure presented. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to their most comparable GAAP financial measures that are set forth in the tables below.
Non-GAAP Revenue. We define non-GAAP subscription revenue, non-GAAP maintenance revenue, non-GAAP license revenue, and non-GAAP total revenue as subscription revenue, maintenance revenue, license revenue, and total revenue, respectively, excluding the impact of purchase accounting primarily from our take private transaction in early 2016 and the acquisitions of LOGICnow and Samanage. The non-GAAP revenue growth rates we provide are calculated using non-GAAP revenue from the comparable prior period. We monitor these measures to assess our performance because we believe our revenue growth rates would be overstated without these adjustments. We believe presenting non-GAAP subscription revenue, non-GAAP maintenance revenue, non-GAAP license revenue and non-GAAP total revenue aids in the comparability between periods and in assessing our overall operating performance.
Non-GAAP Revenue on a Constant Currency Basis. We provide non-GAAP revenue on a constant currency basis to provide a framework for assessing our performance and expectations regarding future performance excluding the effect of foreign currency rate fluctuations. To present this information, current period results and future period estimated results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the average exchange rates in effect during the corresponding prior period presented. We believe that providing non-GAAP revenue on a constant currency basis facilitates the comparison of non-GAAP revenue to prior periods.
Non-GAAP Cost of Revenue and Non-GAAP Operating Income. We provide non-GAAP cost of revenue and non-GAAP operating income and related non-GAAP margins using non-GAAP revenue as discussed above and excluding such items as the write-down of deferred revenue related to purchase accounting, amortization of acquired intangible assets, stock-based compensation expense and related employer-paid payroll taxes, acquisition and Sponsor related costs and restructuring charges and other. Management believes these measures are useful for the following reasons:

•
Amortization of Acquired Intangible Assets. We provide non-GAAP information that excludes expenses related to purchased intangible assets associated with our acquisitions. We believe that eliminating this expense from our non-GAAP measures is useful to investors, because the amortization of acquired intangible assets can be inconsistent in amount and frequency and is significantly impacted by the timing and magnitude of our acquisition transactions, which also vary in frequency from period to period. Accordingly, we analyze the performance of our operations in each period without regard to such expenses.

•
Stock-Based Compensation Expense and Related Employer-paid Payroll Taxes. We provide non-GAAP information that excludes expenses related to stock-based compensation and related employer-paid payroll taxes. We believe that the exclusion of stock-based compensation expense provides for a better comparison of our operating results to prior periods and to our peer companies as the calculations of stock-based compensation vary from period to period and company to company due to different valuation methodologies, subjective assumptions and the variety of award types. Employer-paid payroll taxes on stock-based compensation is dependent on our stock price and the timing of the taxable events related to the equity awards, over which our management has little control, and does not correlate to the core operation of our business. Because of these unique characteristics of stock-based compensation and related employer-paid payroll taxes, management excludes these expenses when analyzing the organization’s business performance.

•
Acquisition and Sponsor Related Costs. We exclude certain expense items resulting from our take private transaction in early 2016 and other acquisitions, such as legal, accounting and advisory fees, changes in fair value of contingent consideration, costs related to integrating the acquired businesses, deferred compensation, severance and retention expense. We consider these adjustments, to some extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, acquisitions result in operating expenses that would not otherwise have been incurred by us in the normal course of our organic business operations. We believe that providing these non-GAAP measures that exclude acquisition and Sponsor related costs, allows users of our financial statements to better review and understand the historical and current results of our continuing operations, and also facilitates comparisons to our historical results and results of less acquisitive peer companies, both with and without such adjustments.

•
Restructuring Charges and Other. We provide non-GAAP information that excludes restructuring charges such as severance and the estimated costs of exiting and terminating facility lease commitments, as they relate to our corporate restructuring and exit activities and charges related to the separation of employment with executives of the Company. These charges are inconsistent in amount and are significantly impacted by the timing and nature of these events. Therefore, although we may incur these types of expenses in the future, we believe that eliminating these charges for purposes of calculating the non-GAAP financial measures facilitates a more meaningful evaluation of our operating performance and comparisons to our past operating performance.

Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) Per Diluted Share. We believe that the use of non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share is helpful to our investors to clarify and enhance their understanding of past performance and future prospects. Non-GAAP net income (loss) is calculated as net income (loss) excluding the adjustments to non-GAAP revenue, non-GAAP cost of revenue and non-GAAP operating income, losses on extinguishment of debt, certain other non-operating gains and losses and the income tax effect of the non-GAAP exclusions. We define non-GAAP net income (loss) per diluted share as non-GAAP net income (loss) divided by the non-GAAP weighted average outstanding common shares, proforma, which is calculated as if to reflect the conversion of Class A Common Stock and shares issued for accrued dividends and shares issued at our initial public offering as if each occurred at the beginning of each respective period.
Adjusted EBITDA and Adjusted EBITDA Margin. We regularly monitor adjusted EBITDA and adjusted EBITDA margin, as it is a measure we use to assess our operating performance. We define adjusted EBITDA as net income or loss, excluding the impact of purchase accounting on total revenue, amortization of acquired intangible assets and developed technology, depreciation expense, stock-based compensation expense and related employer-paid payroll taxes, restructuring and other charges, acquisition and Sponsor related costs, interest expense, net, debt extinguishment and refinancing costs, unrealized foreign currency (gains) losses, and income tax expense (benefit). We define adjusted EBITDA margin as adjusted EBITDA divided by non-GAAP revenue. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; adjusted EBITDA excludes the impact of the write-down of deferred revenue due to purchase accounting in connection with our acquisition, and therefore includes revenue that will never be recognized under GAAP; adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us; and other companies, including companies in our industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.
Unlevered Free Cash Flow. Unlevered free cash flow is a measure of our liquidity used by management to evaluate cash flow from operations, after the deduction of capital expenditures and prior to the impact of our capital structure, acquisition and Sponsor related costs, restructuring costs, employer-paid payroll taxes on stock awards and other one time items, that can be used by us for strategic opportunities and strengthening our balance sheet. However, given our debt obligations, unlevered free cash flow does not represent residual cash flow available for discretionary expenses.
About SolarWinds
SolarWinds (NYSE:SWI) is a leading provider of powerful and affordable IT infrastructure management software. Our products give organizations worldwide, regardless of type, size or IT infrastructure complexity, the power to monitor and manage the performance of their IT environments, whether on-premises, in the cloud, or in hybrid models. We continuously engage with all types of technology professionals—IT operations professionals, DevOps professionals, and managed service providers (MSPs)—to understand the challenges they face maintaining high-performing and highly available IT infrastructures. The insights we gain from engaging with them, in places like our THWACK online community, allow us to build products that solve well-understood IT management challenges in ways that technology professionals want them solved. This focus on the user and commitment to excellence in end-to-end hybrid IT performance management has established SolarWinds as a worldwide leader in network management software and MSP solutions. Learn more today at www.solarwinds.com.

The SolarWinds, SolarWinds & Design, Orion, and THWACK trademarks are the exclusive property of SolarWinds Worldwide, LLC or its affiliates, are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other SolarWinds trademarks, service marks, and logos may be common law marks or are registered or pending registration. All other trademarks mentioned herein are used for identification purposes only and are trademarks of (and may be registered trademarks of) their respective companies.

© 2019 SolarWinds Worldwide, LLC. All rights reserved.

CONTACTS:

Investors:	Media:
Dave Hafner Phone: 385.374.7059 ir@solarwinds.com	Tiffany Nels Phone: 512.682.9535 pr@solarwinds.com

SolarWinds Corporation
Condensed Consolidated Balance Sheets
(In thousands, except share and per share information)
(Unaudited)

	September 30,	December 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$221,060	$382,620
Accounts receivable, net of allowances of $3,469 and $3,196 as of September 30, 2019 and December 31, 2018, respectively	102,233	100,528
Income tax receivable	708	893
Prepaid and other current assets	24,108	16,267
Total current assets	348,109	500,308
Property and equipment, net	35,694	35,864
Deferred taxes	6,690	6,873
Goodwill	3,929,602	3,683,961
Intangible assets, net	815,801	956,261
Other assets, net	20,180	11,382
Total assets	$5,156,076	$5,194,649
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$10,345	$9,742
Accrued liabilities and other	47,933	52,055
Accrued interest payable	262	290
Income taxes payable	18,460	15,682
Current portion of deferred revenue	293,365	270,433
Current debt obligation	19,900	19,900
Total current liabilities	390,265	368,102
Long-term liabilities:
Deferred revenue, net of current portion	30,706	25,699
Non-current deferred taxes	114,919	147,144
Other long-term liabilities	130,565	133,532
Long-term debt, net of current portion	1,896,062	1,904,072
Total liabilities	2,562,517	2,578,549
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value: 1,000,000,000 shares authorized and 307,029,150 and 304,942,415 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	307	305
Preferred stock, $0.001 par value: 50,000,000 shares authorized and no shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	—	—
Additional paid-in capital	3,037,845	3,011,080
Accumulated other comprehensive income (loss)	(43,951)	17,043
Accumulated deficit	(400,642)	(412,328)
Total stockholders’ equity	2,593,559	2,616,100
Total liabilities and stockholders’ equity	$5,156,076	$5,194,649

SolarWinds Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share information)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Subscription	$83,122	$67,713	$233,467	$196,004
Maintenance	113,755	101,817	330,840	297,584
Total recurring revenue	196,877	169,530	564,307	493,588
License	43,613	43,747	120,723	118,320
Total revenue	240,490	213,277	685,030	611,908
Cost of revenue:
Cost of recurring revenue	20,614	18,022	58,159	52,617
Amortization of acquired technologies	44,172	43,835	131,961	132,121
Total cost of revenue	64,786	61,857	190,120	184,738
Gross profit	175,704	151,420	494,910	427,170
Operating expenses:
Sales and marketing	68,290	56,926	193,698	166,022
Research and development	29,575	23,274	82,468	71,800
General and administrative	25,405	19,597	72,382	59,849
Amortization of acquired intangibles	18,015	16,507	51,818	50,288
Total operating expenses	141,285	116,304	400,366	347,959
Operating income	34,419	35,116	94,544	79,211
Other income (expense):
Interest expense, net	(27,418)	(35,627)	(82,977)	(112,103)
Other income (expense), net	287	(13)	506	(74,476)
Total other income (expense)	(27,131)	(35,640)	(82,471)	(186,579)
Income (loss) before income taxes	7,288	(524)	12,073	(107,368)
Income tax expense (benefit)	2,895	(126)	6,654	(20,045)
Net income (loss)	$4,393	$(398)	$5,419	$(87,323)
Net income (loss) available to common stockholders	$4,350	$(75,006)	$5,359	$(303,944)
Net income (loss) available to common stockholders per share:
Basic earnings (loss) per share	$0.01	$(0.73)	$0.02	$(2.98)
Diluted earnings (loss) per share	$0.01	$(0.73)	$0.02	$(2.98)
Weighted-average shares used to compute net income (loss) available to commons stockholders per share:
Shares used in computation of basic earnings (loss) per share	306,890	102,078	306,381	101,915
Shares used in computation of diluted earnings (loss) per share	311,102	102,078	310,607	101,915

SolarWinds Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cash flows from operating activities
Net income (loss)	$4,393	$(398)	$5,419	$(87,323)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	66,647	64,289	196,687	193,903
Provision for doubtful accounts	543	826	1,494	1,991
Stock-based compensation expense	8,832	160	23,917	332
Amortization of debt issuance costs	2,324	2,564	6,915	9,272
Loss on extinguishment of debt	—	—	—	60,590
Deferred taxes	(9,340)	(1,009)	(29,692)	(14,085)
(Gain) loss on foreign currency exchange rates	(807)	202	(907)	12,747
Other non-cash expenses	472	119	58	1,451
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Accounts receivable	(8,070)	(14,121)	(781)	(13,963)
Income taxes receivable	(20)	278	129	(131)
Prepaid and other assets	(71)	(824)	(6,243)	(1,931)
Accounts payable	(1,085)	(4,878)	357	(3,958)
Accrued liabilities and other	(318)	5,771	(5,327)	9,745
Accrued interest payable	(584)	390	(28)	(10,516)
Income taxes payable	2,029	(348)	(2,356)	(16,112)
Deferred revenue	9,564	6,287	26,299	22,291
Other long-term liabilities	685	(351)	905	1,779
Net cash provided by operating activities	75,194	58,957	216,846	166,082
Cash flows from investing activities
Purchases of property and equipment	(1,832)	(3,538)	(10,606)	(12,794)
Purchases of intangible assets	(1,121)	(781)	(3,601)	(2,082)
Acquisitions, net of cash acquired	—	(47,588)	(349,504)	(60,578)
Proceeds from sale of cost method investment and other	2,512	—	4,174	10,715
Net cash used in investing activities	(441)	(51,907)	(359,537)	(64,739)
Cash flows from financing activities
Proceeds from issuance of common stock under employee stock purchase plan and incentive restricted stock	1,080	—	1,080	1,723
Repurchase of common stock and incentive restricted stock	(241)	(516)	(382)	(568)
Exercise of stock options	165	12	422	13
Premium paid on debt extinguishment	—	—	—	(22,725)
Proceeds from credit agreement	—	—	35,000	626,950
Repayments of borrowings from credit agreement	(4,975)	(4,975)	(49,925)	(694,925)
Payment of debt issuance costs	—	—	—	(5,561)
Payment for deferred offering costs	—	(1,185)	—	(2,194)
Net cash used in financing activities	(3,971)	(6,664)	(13,805)	(97,287)
Effect of exchange rate changes on cash and cash equivalents	(5,012)	(131)	(5,064)	(3,439)
Net increase (decrease) in cash and cash equivalents	65,770	255	(161,560)	617
Cash and cash equivalents
Beginning of period	155,290	278,078	382,620	277,716
End of period	$221,060	$278,333	$221,060	$278,333

Supplemental disclosure of cash flow information
Cash paid for interest	$25,729	$32,987	$77,478	$114,148
Cash paid for income taxes	$9,176	$188	$35,643	$8,045

SolarWinds Corporation
Reconciliation of Financial Results ASC 606 to ASC 605
(Unaudited)

	Three Months Ended September 30, 2019			Nine Months Ended September 30, 2019
	As reported (ASC 606)	ASC 606 impact	Without adoption of ASC 606 (ASC 605)	As reported (ASC 606)	ASC 606 impact	Without adoption of ASC 606 (ASC 605)

	(in thousands)
Revenue:
Subscription	$83,122	$12	$83,134	$233,467	$366	$233,833
Maintenance	113,755	298	114,053	330,840	777	331,617
Total recurring revenue	196,877	310	197,187	564,307	1,143	565,450
License	43,613	(1,161)	42,452	120,723	(1,825)	118,898
Total revenue	$240,490	$(851)	$239,639	$685,030	$(682)	$684,348

Total operating expenses(1)	141,285	1,361	142,646	400,366	3,952	404,318

Net income (loss)	$4,393	$(2,212)	$2,181	$5,419	$(4,634)	$785
_______

(1)
Adjustment represents the impact of the capitalization and amortization of sales commissions related to ASC 606. These adjustments are recorded in the sales and marketing line item in our condensed consolidated statements of operations.

SolarWinds Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019			2018	2019			2018
	ASC 606	ASC 606 impact	ASC 605	ASC 605	ASC 606	ASC 606 impact	ASC 605	ASC 605

	(in thousands, except margin data)
Revenue:
GAAP subscription revenue	$83,122	$12	$83,134	$67,713	$233,467	$366	$233,833	$196,004
Impact of purchase accounting	2,215	—	2,215	154	4,034	—	4,034	1,116
Non-GAAP subscription revenue	85,337	12	85,349	67,867	237,501	366	237,867	197,120
GAAP maintenance revenue	113,755	298	114,053	101,817	330,840	777	331,617	297,584
Impact of purchase accounting	—	—	—	574	—	—	—	2,173
Non-GAAP maintenance revenue	113,755	298	114,053	102,391	330,840	777	331,617	299,757
GAAP total recurring revenue	196,877	310	197,187	169,530	564,307	1,143	565,450	493,588
Impact of purchase accounting	2,215	—	2,215	728	4,034	—	4,034	3,289
Non-GAAP total recurring revenue	199,092	310	199,402	170,258	568,341	1,143	569,484	496,877
GAAP license revenue	43,613	(1,161)	42,452	43,747	120,723	(1,825)	118,898	118,320
Impact of purchase accounting	—	—	—	—	—	—	—	—
Non-GAAP license revenue	43,613	(1,161)	42,452	43,747	120,723	(1,825)	118,898	118,320
Total GAAP revenue	$240,490	$(851)	$239,639	$213,277	$685,030	$(682)	$684,348	$611,908
Impact of purchase accounting	$2,215	$—	$2,215	$728	$4,034	$—	$4,034	$3,289
Total non-GAAP revenue	$242,705	$(851)	$241,854	$214,005	$689,064	$(682)	$688,382	$615,197

GAAP cost of revenue	$64,786		$64,786	$61,857	$190,120		$190,120	$184,738
Stock-based compensation expense and related employer-paid payroll taxes	(402)		(402)	(2)	(1,188)		(1,188)	(7)
Amortization of acquired technologies	(44,172)		(44,172)	(43,835)	(131,961)		(131,961)	(132,121)
Acquisition and Sponsor related costs	(41)		(41)	(73)	(139)		(139)	(235)
Restructuring costs and other	(14)		(14)	—	(22)		(22)	—
Non-GAAP cost of revenue	$20,157		$20,157	$17,947	$56,810		$56,810	$52,375

GAAP gross profit	$175,704	$(851)	$174,853	$151,420	$494,910	$(682)	$494,228	$427,170
Impact of purchase accounting	2,215	—	2,215	728	4,034	—	4,034	3,289
Stock-based compensation expense and related employer-paid payroll taxes	402	—	402	2	1,188	—	1,188	7
Amortization of acquired technologies	44,172	—	44,172	43,835	131,961	—	131,961	132,121
Acquisition and Sponsor related costs	41	—	41	73	139	—	139	235
Restructuring costs and other	14	—	14	—	22	—	22	—
Non-GAAP gross profit	$222,548	$(851)	$221,697	$196,058	$632,254	$(682)	$631,572	$562,822
GAAP gross margin	73.1%		73.0%	71.0%	72.2%		72.2%	69.8%
Non-GAAP gross margin	91.7%		91.7%	91.6%	91.8%		91.7%	91.5%

GAAP sales and marketing expense	$68,290	$1,361	$69,651	$56,926	$193,698	$3,952	$197,650	$166,022
Stock-based compensation expense and related employer-paid payroll taxes	(2,700)	—	(2,700)	(115)	(7,968)	—	(7,968)	(234)
Acquisition and Sponsor related costs	(435)	—	(435)	(793)	(1,664)	—	(1,664)	(2,118)
Restructuring costs and other	(327)	—	(327)	—	(660)	—	(660)	(45)
Non-GAAP sales and marketing expense	$64,828	$1,361	$66,189	$56,018	$183,406	$3,952	$187,358	$163,625

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019			2018	2019			2018
	ASC 606	ASC 606 impact	ASC 605	ASC 605	ASC 606	ASC 606 impact	ASC 605	ASC 605

GAAP research and development expense	$29,575		$29,575	$23,274	$82,468		$82,468	$71,800
Stock-based compensation expense and related employer-paid payroll taxes	(2,650)		(2,650)	(21)	(6,301)		(6,301)	(48)
Acquisition and Sponsor related costs	(201)		(201)	(535)	(754)		(754)	(1,980)
Restructuring costs and other	(2)		(2)	—	(123)		(123)	(201)
Non-GAAP research and development expense	$26,722		$26,722	$22,718	$75,290		$75,290	$69,571

GAAP general and administrative expense	$25,405		$25,405	$19,597	$72,382		$72,382	$59,849
Stock-based compensation expense and related employer-paid payroll taxes	(3,137)		(3,137)	(22)	(8,690)		(8,690)	(43)
Acquisition and Sponsor related costs	(1,023)		(1,023)	(4,213)	(4,900)		(4,900)	(12,028)
Restructuring costs and other	(1,243)		(1,243)	(281)	(3,177)		(3,177)	(1,248)
Non-GAAP general and administrative expense	$20,002		$20,002	$15,081	$55,615		$55,615	$46,530

GAAP operating expenses	$141,285	$1,361	$142,646	$116,304	$400,366	$3,952	$404,318	$347,959
Stock-based compensation expense and related employer-paid payroll taxes	(8,487)	—	(8,487)	(158)	(22,959)	—	(22,959)	(325)
Amortization of acquired intangibles	(18,015)	—	(18,015)	(16,507)	(51,818)	—	(51,818)	(50,288)
Acquisition and Sponsor related costs	(1,659)	—	(1,659)	(5,541)	(7,318)	—	(7,318)	(16,126)
Restructuring costs and other	(1,572)	—	(1,572)	(281)	(3,960)	—	(3,960)	(1,494)
Non-GAAP operating expenses	$111,552	$1,361	$112,913	$93,817	$314,311	$3,952	$318,263	$279,726

GAAP operating income	$34,419	$(2,212)	$32,207	$35,116	$94,544	$(4,634)	$89,910	$79,211
Impact of purchase accounting	2,215	—	2,215	728	4,034	—	4,034	3,289
Stock-based compensation expense and related employer-paid payroll taxes	8,889	—	8,889	160	24,147	—	24,147	332
Amortization of acquired technologies	44,172	—	44,172	43,835	131,961	—	131,961	132,121
Amortization of acquired intangibles	18,015	—	18,015	16,507	51,818	—	51,818	50,288
Acquisition and Sponsor related costs	1,700	—	1,700	5,614	7,457	—	7,457	16,361
Restructuring costs and other	1,586	—	1,586	281	3,982	—	3,982	1,494
Non-GAAP operating income	$110,996	$(2,212)	$108,784	$102,241	$317,943	$(4,634)	$313,309	$283,096
GAAP operating margin	14.3%		13.4%	16.5%	13.8%		13.1%	12.9%
Non-GAAP operating margin	45.7%		45.0%	47.8%	46.1%		45.5%	46.0%

GAAP net income (loss)	$4,393	$(2,212)	$2,181	$(398)	$5,419	$(4,634)	$785	$(87,323)
Impact of purchase accounting	2,215	—	2,215	728	4,034	—	4,034	3,289
Stock-based compensation expense and related employer-paid payroll taxes	8,889	—	8,889	160	24,147	—	24,147	332
Amortization of acquired technologies	44,172	—	44,172	43,835	131,961	—	131,961	132,121
Amortization of acquired intangibles	18,015	—	18,015	16,507	51,818	—	51,818	50,288
Acquisition and Sponsor related costs	1,700	—	1,700	5,614	7,457	—	7,457	16,361
Restructuring costs and other	1,586	—	1,586	281	3,982	—	3,982	1,494
Loss on extinguishment of debt	—	—	—	—	—	—	—	60,590
Tax benefits associated with above adjustments	(14,223)	—	(14,223)	(12,255)	(41,032)	—	(41,032)	(50,747)
Non-GAAP net income	$66,747	$(2,212)	$64,535	$54,472	$187,786	$(4,634)	$183,152	$126,405

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019			2018	2019			2018
	ASC 606	ASC 606 impact	ASC 605	ASC 605	ASC 606	ASC 606 impact	ASC 605	ASC 605

GAAP diluted earnings (loss) per share	$0.01		$0.01	$(0.73)	$0.02		$—	$(2.98)
Non-GAAP diluted earnings (loss) per share, pro forma	$0.21		$0.21	$0.18	$0.60		$0.59	$0.41

Weighted-average shares used to compute GAAP diluted earnings (loss) per share	311,102		311,102	102,078	310,607		310,607	101,915
Weighted-average shares used to compute Non-GAAP diluted earnings (loss) per share, pro forma(1)	311,102		311,102	304,890	310,607		310,607	304,727

___________

(1)	For an explanation of the pro forma calculation, please see "Reconciliation of GAAP to Non-GAAP Weighted-Average Outstanding Diluted Common Shares" below.

Reconciliation of GAAP to Non-GAAP Weighted-Average Outstanding Diluted Common Shares
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

	(in thousands)
GAAP weighted-average shares used in computing diluted earnings (loss) per share available to common shareholders	311,102	102,078	310,607	101,915

Pro forma dilutive shares:
Weighted-average pro forma adjustment to reflect conversion of redeemed convertible Class A Common Stock and shares issued for accrued dividends(1)	—	177,812	—	177,812
Shares issued at offering(2)	—	25,000	—	25,000
Non-GAAP weighted-average shares used in computing diluted earnings (loss) per share, pro forma	311,102	304,890	310,607	304,727
_____________

(1)
Adjustment to give effect to the conversion of 2,661,015 shares of Class A Common Stock that were outstanding immediately prior to the closing of the initial public offering into 140,053,370 shares of common stock and the conversion of $717.4 million of accrued and unpaid dividends on the Class A Common Stock into 37,758,109 shares of common stock equal to the result of the accrued and unpaid dividends on each share of Class A Common Stock, divided by $19.00 per share, as if the shares had been issued at the beginning of the period.

(2)	Adjustment to give effect to 25.0 million shares issued in connection with the initial public offering retroactively applied as if the shares had been issued at the beginning of the period.

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019			2018	2019			2018
	ASC 606	ASC 606 impact	ASC 605	ASC 605	ASC 606	ASC 606 impact	ASC 605	ASC 605

	(in thousands)
Net income (loss)	$4,393	$(2,212)	$2,181	$(398)	$5,419	$(4,634)	$785	$(87,323)
Amortization and depreciation	66,647	—	66,647	64,289	196,687	—	196,687	193,903
Income tax expense (benefit)	2,895	—	2,895	(126)	6,654	—	6,654	(20,045)
Interest expense, net	27,418	—	27,418	35,627	82,977	—	82,977	112,103
Impact of purchase accounting on total revenue	2,215	—	2,215	728	4,034	—	4,034	3,289
Unrealized foreign currency (gains) losses(1)	(807)	—	(807)	202	(907)	—	(907)	13,704
Acquisition and Sponsor related costs	1,700	—	1,700	5,614	7,457	—	7,457	16,361
Debt related costs(2)	94	—	94	105	290	—	290	61,838
Stock-based compensation expense and related employer-paid payroll taxes	8,889	—	8,889	160	24,147	—	24,147	332
Restructuring costs and other	1,586	—	1,586	281	3,982	—	3,982	1,494
Adjusted EBITDA	$115,030	$(2,212)	$112,818	$106,482	$330,740	$(4,634)	$326,106	$295,656
Adjusted EBITDA margin	47.4%		46.6%	49.8%	48.0%		47.4%	48.1%
_______________

(1)
Unrealized foreign currency (gains) losses primarily relate to the remeasurement of our intercompany loans and to a lesser extent, unrealized foreign currency (gains) losses on selected assets and liabilities.

(2)	Debt related costs include fees related to our credit agreements, debt refinancing costs and the related write-off of debt issuance costs.

Reconciliation of Non-GAAP Revenue to Non-GAAP Revenue on a Constant Currency Basis
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	Growth Rate	2019	2018	Growth Rate

	(in thousands, except percentages)
GAAP subscription revenue	$83,122	$67,713	22.8%	$233,467	$196,004	19.1%
Impact of purchase accounting	2,215	154	2.9	4,034	1,116	1.4
Non-GAAP subscription revenue	85,337	67,867	25.7	237,501	197,120	20.5
Estimated foreign currency impact(1)	1,522	—	2.2	6,068	—	3.1
Non-GAAP subscription revenue on a constant currency basis	$86,859	$67,867	28.0%	$243,569	$197,120	23.6%

GAAP maintenance revenue	$113,755	$101,817	11.7%	$330,840	$297,584	11.2%
Impact of purchase accounting	—	574	(0.6)	—	2,173	(0.8)
Non-GAAP maintenance revenue	113,755	102,391	11.1	330,840	299,757	10.4
Estimated foreign currency impact(1)	732	—	0.7	3,264	—	1.1
Non-GAAP maintenance revenue on a constant currency basis	$114,487	$102,391	11.8%	$334,104	$299,757	11.5%

GAAP total recurring revenue	$196,877	$169,530	16.1%	$564,307	$493,588	14.3%
Impact of purchase accounting	2,215	728	0.8	4,034	3,289	0.1
Non-GAAP total recurring revenue	199,092	170,258	16.9	568,341	496,877	14.4
Estimated foreign currency impact(1)	2,254	—	1.3	9,332	—	1.9
Non-GAAP total recurring revenue on a constant currency basis	$201,346	$170,258	18.3%	$577,673	$496,877	16.3%

GAAP license revenue	$43,613	$43,747	(0.3)%	$120,723	$118,320	2.0%
Impact of purchase accounting	—	—	—	—	—	—
Non-GAAP license revenue	43,613	43,747	(0.3)	120,723	118,320	2.0
Estimated foreign currency impact(1)	316	—	0.7	1,377	—	1.2
Non-GAAP license revenue on a constant currency basis	$43,929	$43,747	0.4%	$122,100	$118,320	3.2%

Total GAAP revenue	$240,490	$213,277	12.8%	$685,030	$611,908	11.9%
Impact of purchase accounting	2,215	728	0.6	4,034	3,289	0.1
Non-GAAP total revenue	242,705	214,005	13.4	689,064	615,197	12.0
Estimated foreign currency impact(1)	2,570	—	1.2	10,709	—	1.7
Non-GAAP total revenue on a constant currency basis	$245,275	$214,005	14.6%	$699,773	$615,197	13.7%
________

(1)
The estimated foreign currency impact is calculated using the average foreign currency exchange rates in the comparable prior year monthly periods and applying those rates to foreign-denominated revenue in the corresponding monthly periods in the three and nine months ended September 30, 2019.

Reconciliation of 2019 Non-GAAP Revenue to Adjusted Non-GAAP Revenue
Assuming Rates in Previously Issued Outlook
(Unaudited)

Three Months Ended September 30, 2019

(in thousands)
Total non-GAAP revenue	$242,705
Estimated foreign currency impact(2)	(308)
Total adjusted non-GAAP revenue assuming foreign currency exchange rates used in previously issued outlook	$242,397
________

(2)
Estimated foreign currency impact represents the impact of the difference between the actual foreign currency exchange rates in the period used to calculate our three months ended September 30, 2019 actual non-GAAP results and the rates assumed in our previously issued outlook dated August 1, 2019.

Reconciliation of Non-GAAP Revenue Outlook

	Full Year 2019
	Low	High	Low(2)	High(2)

	(in millions, except year-over-year percentages)
Total non-GAAP revenue	$938	$944	12%	13%
Estimated foreign currency impact	13	13	2	1
Non-GAAP total revenue on a constant currency basis(1)	$951	$957	14%	14%

	Q4 2019
	Low	High	Low(2)	High(2)

	(in millions, except year-over-year percentages)
Total non-GAAP revenue	$249	$255	12%	15%
Estimated foreign currency impact	2	2	1	1
Non-GAAP total revenue on a constant currency basis(1)	$251	$257	13%	16%

	Full Year 2019(2)		Q4 2019(2)
	Low	High	Low	High

Non-GAAP subscription revenue growth	22%	22%	26%	28%
Estimated foreign currency impact	3	3	2	1
Non-GAAP subscription revenue growth on a constant currency basis(1)	25%	25%	28%	29%

Non-GAAP license and maintenance revenue growth	7%	8%	6%	9%
Estimated foreign currency impact	2	1	1	1
Non-GAAP license and maintenance revenue growth on a constant currency basis(1)	9%	9%	7%	10%

________

(1)
Non-GAAP revenue on a constant currency basis is calculated using the average foreign currency exchange rates in the comparable prior year periods and applying those rates to the estimated foreign-denominated revenue in the corresponding periods rather than the forecasted foreign currency exchange rates for the future periods.

(2)	Revenue growth rates are calculated using non-GAAP revenue from the comparable prior period.

Reconciliation of Unlevered Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

	(in thousands)
Net cash provided by operating activities	$75,194	$58,957	$216,846	$166,082
Capital expenditures(1)	(2,953)	(4,319)	(14,207)	(14,876)
Free cash flow	72,241	54,638	202,639	151,206
Cash paid for interest and other debt related items	25,771	32,777	76,379	114,594
Cash paid for acquisition and Sponsor related costs, restructuring costs, employer-paid payroll taxes on stock awards and other one time items	3,922	6,541	14,542	19,599
Unlevered free cash flow (excluding forfeited tax shield)	101,934	93,956	293,560	285,399
Forfeited tax shield related to interest payments(2)	(5,789)	(7,422)	(17,433)	(25,683)
Unlevered free cash flow	$96,145	$86,534	$276,127	$259,716
_______________

(1)	Includes purchases of property and equipment and purchases of intangible assets.

(2)	Forfeited tax shield related to interest payments assumes a statutory rate of 22.5% for the three and nine months ended September 30, 2019 and 2018.